UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 14, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	TPRA	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

On February 18, 2020, AT&T Inc. (the “Company”) closed the public offering of 20,000 shares of its Fixed Rate Reset Perpetual Preferred Securities, Series B (the “Series B”) representing an aggregate liquidation preference of €2,000,000,000 and 70,000,000 depositary shares (the “Depositary Shares”), each such Depositary Share representing a 1/1,000th interest in a share of its 4.750% Perpetual Preferred Stock, Series C (the “Series C”) representing an aggregate liquidation preference of $1,750,000,000. The Series B and the Depositary Shares were offered and sold pursuant to an effective shelf registration statement on Form S-3 (File No. 333-231404). If the Company fails to declare and pay (or set aside) the full accrued dividends on all classes of its preferred shares and any equally ranked stock through and including the most recently completed dividend period, the preferred shares restrict the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or shares of any other junior class or series of stock. In the event of partial payment or non-payment of full accrued dividends, the preferred shares restrict the distribution of assets upon any liquidation, dissolution or winding up of the Company. The terms of the securities are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations with respect to the Series B and the Certificate of Designations with respect to the Series C, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2020, the Company filed a Certificate of Designations with the Secretary of State of Delaware to establish the preferences, limitations and relative rights of the Series B. The Certificate of Designations with respect to the Series B became effective upon filing with the Secretary of State, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 14, 2020, the Company filed a Certificate of Designations with the Secretary of State of Delaware to establish the preferences, limitations and relative rights of the Series C. The Certificate of Designations with respect to the Series C became effective upon filing with the Secretary of State, and a copy is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the sale of the Series B, the Company entered into an Underwriting Agreement with Deutsche Bank AG, London Branch, Banco Santander, S.A., Barclays Bank PLC, Credit Suisse Securities (Europe) Limited, Banco Bilbao Vizcaya Argentaria, S.A., Commerzbank Aktiengesellschaft and Société Générale, as the underwriters named therein, which is filed as Exhibit 1.1 hereto.

The opinion of the Company’s Vice President - Associate General Counsel and Assistant Secretary relating to the validity of the Series B is filed as Exhibit 5.1 to this Current Report on Form 8-K.

In connection with the sale of the Depositary Shares, the Company entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.2 hereto.

On February 18, 2020, in connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein. A copy of the Deposit Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K, and the form of depositary receipt evidencing the Depositary Shares is included as Exhibit A to the Deposit Agreement.

The opinion of the Company’s Vice President – Associate General Counsel and Assistant Secretary relating to the validity of the Depositary Shares and the Series C is filed as Exhibit 5.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated February 12, 2020, between the Company and Deutsche Bank AG, London Branch, Banco Santander, S.A., Barclays Bank PLC, Credit Suisse Securities (Europe) Limited, Banco Bilbao Vizcaya Argentaria, S.A., Commerzbank Aktiengesellschaft and Société Générale, as the several underwriters named therein.

1.2

Underwriting Agreement, dated February 12, 2020, between the Company and Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Designations with respect to the Series B.

3.2	Certificate of Designations with respect to the Series C.

4.1	Certificate of Designations with respect to the Series B, filed as Exhibit 3.1.

4.2	Certificate of Designations with respect to the Series C, filed as Exhibit 3.2.

4.3

Deposit Agreement, dated February 18, 2020, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Series B.

5.2	Opinion of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Depositary Shares and Series C.

23.1	Consent of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc. (included in Exhibit 5.1) (with respect to the Series B).

23.2	Consent of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc. (included in Exhibit 5.2) (with respect to the Depositary Shares and the Series C).

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: February 18, 2020	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer